Exhibit 10.2

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

dated as of November 14, 2013

among

TITAN MACHINERY INC.
a Delaware corporation,

as Borrower,

THE FINANCIAL INSTITUTIONS PARTY HERETO,

as Lenders,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

Swing Line Lender and L/C Issuer

BANK OF AMERICA, N.A.

as Syndication Agent

COBANK,  ACB

as Documentation Agent

WELLS FARGO SECURITIES, LLC

Sole Lead Arranger and Sole Book Runner

REVISED SCHEDULES

2.01	Lenders; Commitments; Percentage Shares

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Second Amendment”), dated as of November 14, 2013 (“Second Amendment Effective Date”), is among TITAN MACHINERY INC., a Delaware corporation (“Borrower”), the several financial institutions party to this Second Amendment as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, Swing Line Lender and L/C Issuer.  Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Credit Agreement (as hereinafter defined).

RECITALS

WHEREAS Borrower, Administrative Agent, Lenders, Swing Line Lender, and L/C Issuer are parties to that certain Amended and Restated Credit Agreement dated March 30, 2012, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 4, 2012 (as further amended from time to time, the “Credit Agreement”) and, as applicable, the other Loan Documents, pursuant to which Lenders have made available to Borrower certain extensions of credit referenced therein on the terms and conditions contained therein; and

WHEREAS Borrower has requested that Administrative Agent and Lenders (a) increase the Aggregate Working Capital Commitments by $37,500,000.00, (b) modify certain financial covenants, and (c) further modify the Credit Agreement on the terms and conditions contained herein; and

WHEREAS the Administrative Agent and Lenders have agreed to modify the Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

AGREEMENT

ARTICLE I — MODIFICATIONS & CONSENTS

SECTION 1.1                                   MODIFICATIONS TO CREDIT AGREEMENT

As of the Second Amendment Effective Date (except for Sections 1.1.1 and 1.1.5), the following sections of the Credit Agreement are hereby modified as follows:

1.1.1       Effective as of October 31, 2013, the definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

“Consolidated Fixed Charge Coverage Ratio” means, as of the last day of a fiscal quarter, for the period consisting of the four consecutive Fiscal Periods ending on such date, subject to Section 1.02(h), the ratio of:  (a) the sum for such period of (without duplication):  (i) Consolidated EBITDAR; minus (ii) all payments in cash for taxes related to income made by Borrower and its Subsidiaries; minus (iii) Capital Expenditures actually made in cash by Borrower and its Subsidiaries (net of any insurance proceeds, condemnation awards or proceeds relating to any financing with respect to such expenditures); minus (iv) Restricted Payments paid in cash by Borrower; to (b) the sum for such period of (without duplication):  (i) the cash portion of Consolidated Interest Expense; plus (ii) Consolidated Rent Expense; plus (iii) without duplication, all required (scheduled and mandatory) repayments of Debt (including with respect to Debt that is a capital lease).

1.1.2       The definition of “Floorplan Maturity Date” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

“Floorplan Maturity Date” means the earliest of:  (a) August 31, 2018, or if applicable, any extension thereof pursuant to Section 2.16; (b) the date of the termination of the Aggregate Floorplan Commitments pursuant to Section 2.06; and (c) the date of the termination of the Aggregate Floorplan Commitments and of the obligation of L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.

1.1.3       The definition of “Working Capital Maturity Date” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

“Working Capital Maturity Date” means the earliest of:  (a) August 31, 2018 or if applicable, any extension thereof pursuant to Section 2.16; (b) the date of the termination of the Aggregate Working Capital Commitments pursuant to Section 2.06; and (c) the date of the termination of the Aggregate Working Capital Commitments and of the obligation of L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.

1.1.4       Section 2.14(a) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

(a)           Increase in Aggregate Commitments Generally.  So long as no Default has occurred and is continuing or would result therefrom and the Aggregate Commitments have not been voluntarily reduced, upon notice to Administrative Agent, at any time after December 1, 2013 but prior to the Working Capital Maturity Date, Borrower may request one or more Additional Working Capital Commitments or one or more Additional Floorplan Commitments; provided that:  (i) after giving effect to any such addition, the maximum aggregate amount of Additional Working Capital Commitments and Additional Floorplan Commitments that have been added pursuant to this Section 2.14 from and after December 1, 2013 shall not exceed $87,500,000; (ii) any such addition shall be in an aggregate amount of $10,000,000.00 or any whole multiple of $1,000,000.00 in excess thereof (provided that such amount may be less than $10,000,000.00 if such amount represents all remaining availability under the aggregate limit in respect of Additional Working Capital Commitments and Additional Floorplan Commitments set forth in clause (i) of this proviso); (iii) Borrower may request a maximum total of three (3)

increases under this section and (iv) no Lender shall be required to participate in the Additional Working Capital Commitments or Additional Floorplan Commitments.

1.1.5       Effective as of October 31, 2013, Sections 6.12(a) and (b) of the Credit Agreement are hereby deleted in their entirety and the following are substituted therefor:

(a)           Consolidated Net Leverage Ratio.  Borrower shall maintain, (a) as at the end of the Fiscal Period ending October 31, 2013, a Consolidated Net Leverage Ratio not greater than 3.75 : 1.00, (b) as at the end of each Fiscal Period beginning with the Fiscal Period ending January 31, 2014 through the Fiscal Period ending October 31, 2014, a Consolidated Net Leverage Ratio not greater than 3.50 : 1.00, (c) as at the end of the Fiscal Period ending January 31, 2015, a Consolidated Net Leverage Ratio not greater than 3.25 : 1.00, and (d) as at the end of each Fiscal Period from and after the Fiscal Period ending April 30, 2015, a Consolidated Net Leverage Ratio not greater than 3.00 : 1.00.

(b)           Consolidated Fixed Charge Coverage Ratio.  Borrower shall maintain, (a) as at the end of each Fiscal Period beginning with the Fiscal Period ending October 31, 2013 through the Fiscal Period ending January 31, 2014, a Consolidated Fixed Charge Coverage Ratio not less than 1.15 : 1.00, (b) as at the end of each Fiscal Period beginning with the Fiscal Period ending April 30, 2014 through the Fiscal Period ending October 31, 2014, a Consolidated Fixed Charge Coverage Ratio not less than 1.20 : 1.00, and (c) as at the end of each Fiscal Period from and after the Fiscal Period ending January 31, 2015, a Consolidated Fixed Charge Coverage Ratio not less than 1.25 : 1.00.

1.1.6       Schedule 2.01 to the Credit Agreement is hereby deleted in its entirety and replaced with the corresponding Schedule attached to this Second Amendment.

SECTION 1.2                                   INCREASED COMMITMENTS

1.2.1       On the Second Amendment Effective Date, the Aggregate Working Capital Commitments are increased to $112,500,000.00.

1.2.2       On and after the Second Amendment Effective Date, the Commitments of each Lender shall be adjusted as set forth on Schedule 2.01 to this Second Amendment.

ARTICLE II — COVENANTS

SECTION 2.1                                   EXPENSES

Borrower shall pay all reasonable expenses and costs of Administrative Agent (including, without limitation, the reasonable attorney fees and expenses of counsel for Administrative Agent) in connection with the preparation, negotiation, execution and approval of this Second Amendment and any and all other documents, instruments and things contemplated hereby, whether or not such transactions are consummated, together with all other reasonable expenses and costs incurred by Administrative Agent chargeable to Borrower pursuant to the terms of the Credit Agreement which are unpaid at such time.

ARTICLE III — CONDITIONS TO SECOND AMENDMENT; GENERAL PROVISIONS

SECTION 3.1                                   CONDITIONS PRECEDENT

3.1.1       This Second Amendment and the transactions contemplated herein are expressly conditioned upon the satisfaction by Borrower of the following conditions, all in the sole but reasonable discretion of the Administrative Agent:

(a)           Borrower shall have delivered to Administrative Agent such certificates of resolutions or other action, incumbency certificates or other certificates of Responsible Officers of Borrower as Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Loan Documents to which Borrower is a party, each in form and substance reasonably acceptable to Administrative Agent;

(b)           No Material Adverse Effect shall have occurred since Closing;

(c)           No Default or Event of Default shall have occurred and be continuing; and

(d)           Borrower shall have paid all amounts owed to Administrative Agent and Lenders in connection with this Second Amendment.

3.1.2       Without limiting the foregoing, the effectiveness of this Second Amendment shall be conditioned on receipt by Administrative Agent of the consent of all Lenders.

SECTION 3.2                                   RATIFICATION; ESTOPPEL; REAFFIRMATION

3.2.1       Borrower hereby reaffirms and ratifies the Credit Agreement and other Loan Documents, as amended, modified and supplemented hereby.

3.2.2       Borrower hereby reaffirms to Administrative Agent and to each Lending Party that each of the representations, warranties, covenants and agreements set forth in the Credit Agreement and the other Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

3.2.3       Borrower further represents and warrants that, as of the date hereof, it has no counterclaims, defenses or offsets of any nature whatsoever to the Obligations or any of the Loan Documents and that as of the date hereof no unwaived Default or Event of Default by Borrower, Administrative Agent or any Lending Party has occurred or exists under any of the Loan Documents.

3.2.4       Borrower hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Credit Agreement and other Loan Documents, as amended, modified and supplemented hereby by this Second Amendment, represent the valid, binding, enforceable and collectible obligations of Borrower except to the extent enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

3.2.5       Borrower hereby affirms, acknowledges and confirms that the provisions of this Second Amendment shall be a part of the Credit Agreement and Loan Documents for all purposes.

3.2.6       Borrower affirms and acknowledges that the recitals to this Second Amendment are true and accurate and are hereby incorporated into this Second Amendment.

SECTION 3.3                                   RELEASE

Borrower does hereby release, remise, acquit and forever discharge Administrative Agent and Lenders and Administrative Agent and Lenders’ employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporation, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all action and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Second Amendment, the Credit Agreement and the other Loan Documents, except, in each case, to the extent of the gross negligence or willful misconduct of the Released Parties (all of the foregoing hereinafter called the “Released Matters”).  Borrower acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.  Borrower represents and warrants to Administrative Agent and the Lenders that it has not purported to transfer, assign or otherwise convey any right, title or interest of Borrower in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

SECTION 3.4                                   TIME OF THE ESSENCE

Time is of the essence of the Second Amendment, the Credit Agreement and Loan Documents.

SECTION 3.5                                   GOVERNING LAW; JURISDICTION; ETC.

3.5.1       GOVERNING LAW.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

3.5.2       SUBMISSION TO JURISDICTION.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT OR ANY OTHER LOAN

DOCUMENT TO WHICH EACH IS A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURTS OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURTS.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS SECOND AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY OTHER PARTY OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.

3.5.3       WAIVER OF VENUE.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 3.5.2.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

3.5.4       SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT.  NOTHING IN THIS SECOND AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 3.6                                   COUNTERPARTS; SEVERABILITY

3.6.1       This Second Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

3.6.2       If any term or provision of this Second Amendment, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Second Amendment, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Second Amendment shall be valid and shall be enforced to the fullest extent permitted by law.

SECTION 3.7                                   WAIVER OF RIGHT TO JURY TRIAL

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM.  EACH OF THE PARTIES HERETO REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL ON SUCH MATTERS.  IN THE EVENT OF LITIGATION, A COPY OF THIS SECOND AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 3.8                                   FINAL EXPRESSION

THIS WRITTEN AGREEMENT IS THE FINAL EXPRESSION OF THE SECOND AMENDMENT TO THE CREDIT AGREEMENT AMONG THE PARTIES HERETO AS THE SAME EXISTS TODAY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT BETWEEN THE PARTIES HERETO.

BY SIGNING BELOW, THE PARTIES HERETO HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN THEMSELVES WITH RESPECT TO THE SUBJECT MATTER OF THIS SECOND AMENDMENT OR OF THE CREDIT AGREEMENT GENERALLY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:

TITAN MACHINERY INC.,
a Delaware corporation

By:	/s/ Ted O. Christianson
Name:	Ted O. Christianson
Title:	Treasurer

Signature Page to Second Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT, L/C ISSUER AND SWING LINE LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, L/C Issuer and Swing Line Lender

By:	/s/ Mark T. Lundquist
Name:	Mark T. Lundquist
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association, as a Lender

By:	/s/ Mark T. Lundquist
Name:	Mark T. Lundquist
Title:	Vice President

LENDER:

COBANK,  ACB

By:	/s/ Kathleen M. Roberts
Name:	Kathleen M. Roberts
Title:	Vice President

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Don Stafford
Name:	Don Stafford
Title:	Senior Vice President

LENDER:

BANK OF THE WEST
a California banking corporation

By:	/s/ Ryan Manson
Name:	Ryan Manson
Title:	Vice President

LENDER:

BREMER BANK, N.A.

By:	/s/ Wesley Will
Name:	Wesley Will
Title:	President - Lisbon

LENDER:

COMERICA BANK

By:	/s/ Dan Walker
Name:	Dan Walker
Title:	Vice President

LENDER:

BMO HARRIS BANK N.A.

By:	/s/ Wesley M. Anderson
Name:	Wesley M. Anderson
Title:	Senior Vice President

SCHEDULE 2.01

LENDERS; COMMITMENTS; PERCENTAGE SHARES

FLOORPLAN LOANS

Lender	Commitment Amount	Percentage Share
Wells Fargo Bank, N.A.	$120,000,000.00	34.290000000%
Bank of America, N.A.	$86,250,000.00	24.640000000%
CoBank, ACB	$52,500,000.00	15.000000000%
Bank of the West	$30,000,000.00	8.570000000%
Comerica Bank	$26,250,000.00	7.500000000%
Bremer Bank, N.A.	$15,000,000.00	4.290000000%
BMO Harris Bank N.A.	$20,000,000.00	5.710000000%
TOTAL	$350,000,000.00	100.000000000%

WORKING CAPITAL LOANS

Lender	Commitment Amount	Percentage Share
Wells Fargo Bank, N.A.	$40,000,000.00	35.555555556%
Bank of America, N.A.	$28,750,000.00	25.555555556%
CoBank, ACB	$17,500,000.00	15.555555556%
Bank of the West	$10,000,000.00	8.888888889%
Comerica Bank	$8,750,000.00	7.777777778%
Bremer Bank, N.A.	$5,000,000.00	4.444444444%
BMO Harris Bank N.A.	$2,500,000.00	2.222222222%
TOTAL	$112,500,000.00	100.000000000%